UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2007

CELGENE CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-16132	22-2711928
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 10, 2007, Celgene International Sarl reported that researchers from the M.D. Anderson Cancer Center in Houston, TX, presented early evidence of efficacy from a Phase I/II study evaluating lenalidomide with rituximab for the treatment of relapsed/refractory mantle cell lymphoma, or MCL. The study indicated that 70% of patients achieved responses with 30% of patients achieving complete responses when given the combination therapy. The data were presented at the 49th annual American Society of Hematology, or ASH meeting and the combination therapy is further being evaluated by the center as part of the ongoing Phase II trial.

Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing such information.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibit 99.1 – Press Release dated December 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION
Date: December 11, 2007	By:	/s/ David W. Gryska

Name: David W. Gryska
Title: Sr. Vice President and Chief Financial Officer